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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): October 27, 1998


                                    Xyvision
             ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
             ----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


   000-147447                              04-2751102
---------------------              ---------------------------
(Commission File Number)      (I.R.S. Employer Identification No.)


30 New Crossing Road
Reading, MA                                       01867
_____________________                 -------------------------------
(Address of principal executive offices)        (Zip Code)


                                 (781) 756-4400
                        -------------------------------
              (Registrant's telephone number including area code)

                                 Not Applicable
                        -------------------------------
          Former Name or Former Address, if Changed Since Last Report

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Item 5.  Other Events.
     On October 27, 1998 Xyvision, Inc. (the "Company") announced that each of the Rights representing the right to purchase one one-hundredth of a share of the Company's Series A Junior Participating Preferred Stock upon the terms and subject to the conditions set forth in the Rights Agreement, dated as of October 19, 1988, by and between the Company and Mellon Bank N.A., as amended, expired on October 26, 1998 pursuant to the terms of the Rights Agreement. The Company has no current plans to adopt a new Stockholder Rights Plan.

     The full text of the Company's press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
     (c) Exhibits.

     See Exhibit Index attached hereto.



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                                   SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 1998                   XYVISION, INC.
                                  -------------------------------
                                          (Registrant)


                                  By: /s/ Wendy Darland
                                      -------------------------------
                                      Wendy Darland
                                      Vice President, Chief Financial
                                      Officer,
                                      Secretary and Treasurer

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                              EXHIBIT INDEX



 Exhibit
 Number     Description
--          --------------
99          Press Release



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